UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2006

KBS REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant specified in its charter)

Maryland	333-126087	20-2985918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The information in this Report set forth under Item 2.03 regarding the financing arrangements entered in connection with the acquisition of the real property described in Item 2.01 is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 27, 2006, KBS Real Estate Investment Trust, Inc. (the “Registrant”), through an indirect wholly owned subsidiary, KBS Clayton Plaza, LLC (the “Owner”), purchased a 16-story office building containing approximately 325,172 rentable square feet (the “Plaza in Clayton”) from THF Plaza Office L.L.C. (the “Seller”), which is not affiliated with the Registrant or its advisor. The Plaza in Clayton is located on an approximate 2.31-acre parcel of land at 190 Carondelet Plaza in St. Louis, Missouri (which parcel includes a condominium tower that is not the subject of the purchase and sale agreement).

The purchase price of the Plaza in Clayton was approximately $93,281,000 plus closing costs. The acquisition was funded from a $62,200,000 fixed rate loan secured by the Plaza in Clayton, a $22,300,000 mezzanine loan secured by a 100% equity interest in the Owner and proceeds from the Registrant’s initial public offering.

The Plaza in Clayton, which was completed in 2001, is 97% leased by the following tenants: the law firm of Husch & Eppenberger, LLC (approximately 46%), Ernst & Young (approximately 29%), Metropolitan Life Insurance Company (approximately 11%), Northern Trust (approximately 3%) and various other office and retail tenants (approximately 8%). Husch & Eppenberger, LLC is a full service law firm with more than 275 attorneys in eight offices throughout the Midwest and Mid-South. Ernst & Young is the U.S. arm of Ernst & Young International, one of the “big four” accounting firms. Ernst & Young International provides audit, tax and transaction services to public and private companies in a wide variety of industries. Metropolitan Life Insurance Company, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

The current aggregate annual base rent for the tenants of the Plaza in Clayton is approximately $8.5 million. As of September 2006, the current weighted-average remaining lease term for the current tenants of the Plaza in Clayton is approximately five years. The Husch & Eppenberger lease expires on March 31, 2012, and the average annual rental rate for the Husch & Eppenberger lease over the lease term is $28.60 per square foot. Husch & Eppenberger has the right, at its option, to extend the initial term of its lease for two additional five-year periods. The Ernst & Young lease expires on December 31, 2011, and the average annual rental rate for the Ernst & Young lease over the lease term is $28.50 per square foot. Ernst & Young has the right, at its option, to extend the initial term of its lease for two additional five-year periods. The Metropolitan Life Insurance Company lease expires on May 31, 2010, and the average annual rental rate for the Metropolitan Life Insurance Company lease over the lease term is $28.50 per square foot. Metropolitan Life Insurance Company has the right, at its option, to extend the initial term of its lease by one additional five-year period.

The Registrant does not intend to make significant renovations or improvements to the Plaza in Clayton. Management of the Registrant believes that the Plaza in Clayton is adequately insured.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT

In connection with the acquisition of the Plaza in Clayton, the Owner obtained a $62,200,000 fixed rate mortgage loan from Greenwich Capital Financial Products, Inc. The Loan matures on October 6, 2016 and bears interest at a fixed rate of 5.899% per annum. Monthly installments on the loan are interest-only and the entire principal amount is due on the maturity date, assuming no prior principal prepayment. The Registrant has the right to defease the entire loan (but not prepay) upon the earlier to occur of: (a) the forty-second payment date and (b) two years after the “start up day” of the REMIC trust established by Greenwich Capital Financial Products, Inc. This loan is secured by the Plaza in Clayton.

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Also in connection with the acquisition of the Plaza in Clayton, an indirect wholly-owned subsidiary of the Registrant obtained a $22,300,000 mezzanine loan from Greenwich Capital Financial Products, Inc. secured by a 100% equity interest in the Owner. This loan matures on October 6, 2016 and bears interest at a variable rate. The interest rate for the first full eight months is 30-day LIBOR plus 150 basis points and for the next four months is 30-day LIBOR plus 250 to 350 basis points depending upon the outstanding balance on the debt. The Registrant intends to repay this debt by October 2007. After October 2007, the interest rate increases on a sliding scale of LIBOR plus 500 basis points to LIBOR plus 1000 basis points depending on the period of time the debt is outstanding. Monthly installments related to the loan are interest-only and the entire principal amount is due on the maturity date, assuming no prior principal prepayment. The mezzanine loan is guaranteed by the Registrant’s operating partnership, KBS Limited Partnership, with respect to certain “bad boy” acts. The mezzanine loan may be prepaid in whole or in part without payment of any prepayment premium, except that interest through the next payment date must be paid.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 3, 2006, the Registrant issued a press release announcing the acquisition of the Plaza in Clayton. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Real Estate Acquired. Since it is impracticable to provide the required financial statements for the acquired real property described in Item 2.01 at the time of this filing and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that it intends to file the required financial statements on or before December 13, 2006, by amendment to this Form 8-K.

(b) Pro Forma Financial Information. See paragraph (a) above.

(c) Not applicable.

(d) Press release dated October 3, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 3, 2006	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr. Chief Executive Officer

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